Commitments and Contingencies	12 Months Ended
Apr. 30, 2016
Commitments and Contingencies
20.	Commitments and Contingencies

The Company leases retail stores, warehouse facilities, office space and equipment. Substantially all of the B&N Retail stores are leased under non-cancelable agreements, which expire at various dates through 2029 with various renewal options for additional periods. The agreements, which have been classified as operating leases, generally provide for both minimum and percentage rentals and require the Company to pay insurance, taxes and other maintenance costs. Percentage rentals are based on sales performance in excess of specified minimums at various stores.

The Company leases office space in New York, New York and Santa Clara, California for its NOOK operations.

Rental expense under operating leases is as follows:

	Fiscal 2016	Fiscal 2015	Fiscal 2014
Minimum rentals	$297,322	294,214	303,161
Percentage rentals	1,821	2,305	2,711

	$299,143	296,519	305,872

Future minimum annual rentals, excluding percentage rentals, required under B&N Retail leases that had initial, non-cancelable lease terms greater than one year, and NOOK leases as of April 30, 2016 are:

Fiscal Year
2017	$312,193
2018	257,517
2019	199,045
2020	140,073
2021	80,692
After 2021	119,543

$1,109,063

The Company provides for minimum rent expense over the lease terms (including the build-out period) on a straight-line basis. The excess of such rent expense over actual lease payments (net of tenant allowances) is reflected in other long-term liabilities and accrued liabilities in the accompanying balance sheets.

Purchase obligations, which include hardware and software maintenance contracts and inventory purchase commitments, as of April 30, 2016 are as follows:

Less Than 1 Year	$37,578
1-3 Years	20,078
3-5 Years	—
More Than 5 Years	—

Total	$57,656